SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

DWS Communications Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund
DWS Enhanced Global Bond Fund
DWS Global Equity Fund
DWS Global Growth Fund
DWS Global High Income Fund
DWS Global Small Cap Fund
DWS Gold & Precious Metals Fund
DWS Health and Wellness Fund
DWS High Income Fund
DWS International Fund
DWS International Value Fund
DWS Latin America Equity Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS RREEF Real Estate Securities Income Fund
DWS Science and Technology Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Small Cap Value Fund
DWS Target 2014 Fund
DWS World Dividend Fund

The following information replaces the third paragraph in the sub‐section entitled “Redemption fees” of the “POLICIES ABOUT TRANSACTIONS” section of each fund’s prospectus:

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs and certain customized wrap account programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (iv) transactions on behalf of a shareholder in a plan administered as a college savings plan under Section 529 of the Internal Revenue Code; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre‐defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion).  It is the policy of the DWS funds to permit approved fund platform providers to execute transactions in shares of the funds without the imposition of a redemption fee if such providers are deemed by the Advisor to have adequate controls in place or if they implement alternative measures that are determined by the Advisor to provide comparable controls on short‐term and excessive trading to the DWS funds’ policies.

Please Retain This Supplement for Future Reference

July 14, 2014
PROSTKR-408